Exhibit 99.1

Broadcom Inc. Announces Commencement of Private Offering of Senior Notes

SAN JOSE, Calif. – March 31, 2022 – Broadcom Inc. (Nasdaq: AVGO) (“Broadcom”) announced today that it intends to offer senior notes due 2029 and senior notes due 2032 (together, the “New Notes”), subject to market conditions and other factors. The New Notes will be unsecured obligations of the Company and will rank pari passu with all other unsecured and unsubordinated indebtedness of the Company.

Broadcom intends to use the net proceeds from the sale of the New Notes to redeem in full its 4.700% Senior Notes due 2025 and 4.250% Senior Notes due 2026 (collectively, the “Redemption Notes”), including accrued and unpaid interest thereon, and to pay fees and expenses in connection therewith.

On or about the date hereof, Broadcom intends to commence exchange offers (the “Exchange Offers”) with respect to certain series of its and its subsidiaries’ outstanding notes maturing between 2027 and 2032 (such notes, the “Existing Notes”) for a new series of senior notes maturing in 2037 (the “Exchange Notes”), subject to market conditions and other factors. The Exchange Offers will be made pursuant to a separate exchange offering memorandum, and made available only to eligible holders of the Existing Notes. The Exchange Offers are expected to expire on or about April 27, 2022, unless extended, earlier expired or terminated by Broadcom in its sole discretion. The settlement of the Exchange Offers will be subject to the satisfaction of certain customary conditions. The offering of the New Notes is not conditioned on the completion of the Exchange Offers and the completion of the Exchange Offers is not conditioned on the consummation of the offering of the New Notes. Broadcom is permitted, subject to applicable law, to amend, extend, terminate or withdraw the Exchange Offers in its sole discretion, and there can be no assurance that it will consummate the Exchange Offers on the terms described herein or at all.

The New Notes and the Exchange Notes are being sold in private placements to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States under Regulation S under the Securities Act. The New Notes and the Exchange Notes have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy the New Notes or to exchange the Existing Notes, nor shall there be any sale of the New Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This notice is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Nothing in this press release should be construed as an offer to purchase, notice of redemption or a solicitation of an offer to purchase any of the Redemption Notes. The redemption of the Redemption Notes is conditioned on the completion by the Company of one or more debt financing transactions and the receipt of the net proceeds therefrom in an amount, together with cash on hand, sufficient to pay the redemption price for the Redemption Notes.

About Broadcom Inc.

Broadcom Inc. (NASDAQ: AVGO) is a global technology leader that designs, develops and supplies a broad range of semiconductor and infrastructure software solutions. Broadcom’s category-leading product portfolio serves critical markets including data center, networking, enterprise software, broadband, wireless, storage and industrial. Our solutions include data center networking and storage, enterprise, mainframe and cyber security software focused on automation, monitoring and security, smartphone components, telecoms and factory automation.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom. These statements include, but are not limited to, statements that address our expected future business and financial performance, the anticipated offerings and use of proceeds, and other statements identified by words such as “will,” “expect,” “believe,” “anticipate,” “estimate,” “should,” “intend,” “plan,” “potential,” “predict,” “project,” “aim,” and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the Company’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with: the COVID-19 pandemic, which has disrupted, and will likely continue to disrupt, normal business activity, and which may have an adverse effect on our results of operations; any loss of our significant customers and fluctuations in the timing and volume of significant customer demand; our dependence on contract manufacturing and outsourced supply chain; our dependency on a limited number of suppliers; government regulations and administrative proceedings, trade restrictions and trade tensions; global economic conditions and concerns; cyclicality in the semiconductor industry or in our target markets; global political and economic conditions; our significant indebtedness and the need to generate sufficient cash flows to service and repay such debt; the amount and frequency of our share repurchase program; dependence on and risks associated with distributors and resellers of our products; dependence on senior management and our ability to attract and retain qualified personnel; any acquisitions we may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired businesses with our existing businesses and our ability to achieve the benefits, growth prospects and synergies expected by such acquisitions; involvement in legal proceedings; quarterly and annual fluctuations in operating results; our ability to accurately estimate customers’ demand and adjust our manufacturing and supply chain accordingly; our competitive performance and ability to continue achieving design wins with our customers, as well as the timing of any design wins; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities, warehouses or other significant operations; our ability to improve our manufacturing efficiency and quality; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; compatibility of our software products with operating environments, platforms or third-party products; our ability to enter into satisfactory software license agreements; availability of third party software used in our products; use of open source code sources in our products; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; market acceptance of the end products into which our products are designed; our ability to sell to new types of customers and to keep pace with technological advances; our compliance with privacy and data security laws; our ability to protect against a breach of security systems; fluctuations in foreign exchange rates; our provision for income taxes and overall cash tax costs, legislation that may impact our overall cash tax costs and our ability to maintain tax concessions in certain jurisdictions; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Many of the foregoing risks and uncertainties are, and will be, exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result.

Our filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition. Actual results may vary from the estimates provided. We undertake no intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events or otherwise, except as required by law.

Contact:

Broadcom Inc.

Ji Yoo

Investor Relations

408-433-8000

investor.relations@broadcom.com